Exhibit 99.2

7961 SHAFFER PARKWAY SUITE 5 LITTLETON, COLORADO 80127 TELEPHONE (720) 981-1185 FAX (720) 981-1186
Trading Symbol: VGZ Toronto and American Stock Exchanges

NEWS

Vista Announces Status of Proposed Arrangement

Denver, Colorado December 22, 2006 – Vista Gold Corp. (TSX & AMEX: VGZ) (“Vista”) announced today that the closing of the proposed arrangement is now expected to occur in the first quarter of 2007.  As previously announced, the Supreme Court of the Yukon Territory granted its final order approving the plan of arrangement that, if completed, will result in Vista transferring its existing Nevada properties into a recently incorporated company, Allied Nevada Gold Corp. (“Allied Nevada”), which will concurrently acquire the Nevada mineral assets of Carl and Janet Pescio.  The closing of the transaction is subject to the satisfaction or waiver of a number of conditions customary in a transaction of this nature.  Among the conditions is the registration of Allied Nevada’s common stock under the U.S. Securities Exchange Act of 1934.  To this end, Allied Nevada filed a registration statement on Form 10 with the U.S. Securities and Exchange Commission and is currently responding to the Commission’s comments on the Form 10 registration statement.  The registration will not be complete until the comment process has concluded, which Vista currently anticipates will occur during the first quarter of 2007, with the transaction expected to close shortly thereafter.

About Vista Gold Corp.

Vista Gold Corp., based in Littleton, Colorado, evaluates and acquires gold projects with defined gold resources. Additional exploration and technical studies are undertaken to maximize the value of the projects for eventual development. The Company’s holdings include the Maverick Springs, Mountain View, Hasbrouck, Three Hills, Wildcat projects, the F.W. Lewis, Inc. properties and the Hycroft mine, all in Nevada, the Long Valley project in California, the Yellow Pine project in Idaho, the Paredones Amarillos and Guadalupe de los Reyes projects in Mexico, the Mt. Todd project in Australia, the Amayapampa project in Bolivia and the Awak Mas project in Indonesia.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933 and U.S. Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Vista expects or anticipates will or may occur in the future, including such things as future business strategy, competitive strengths, goals, expansion and growth of Vista’s or Allied Nevada’s businesses, operations, plans and other such matters are forward-looking statements. When used in this press release, the words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” and similar expressions are intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Vista and Allied Nevada, including anticipated consequences of the contemplated transaction described herein, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks that Vista’s or Allied Nevada’s acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; potential effects on Vista’s or Allied Nevada’s operations of environmental regulations in the countries in which they operate; risks due to legal proceedings; uncertainty of being able to raise capital on favorable terms or at all; and risks that may affect Vista’s ability to complete the contemplated transaction described herein including risks that Vista may be unable to obtain required third party approvals; as well as those factors discussed in Vista’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission. Although Vista has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Vista assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information, please contact Gregory G. Marlier at (720) 981-1185, or visit the Vista Gold Corp. website at www.vistagold.com.